Exhibit 99.4

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. D88902-TBD For Against Abstain ! ! ! ! ! ! PROLOGIS, INC. PIER 1, BAY 1 SAN FRANCISCO, CA 94111 PROLOGIS, INC. 2. To approve one or more adjournments of the Prologis special meeting to another date, time or place, if necessary or appropriate, to solicit additional proxies in favor of the Prologis common stock issuance proposal (the "Prologis adjournment proposal"). 1. To approve the issuance of shares of common stock of Prologis, Inc. ("Prologis") in connection with the merger of Duke Realty Corporation ("Duke Realty") with and into Compton Merger Sub LLC, a newly created wholly owned subsidiary of Prologis ("Prologis Merger Sub"), with Prologis Merger Sub continuing as the surviving entity, pursuant to which each outstanding share of Duke Realty common stock will be converted into the right to receive 0.475 of a newly issued share of Prologis common stock, in each case, pursuant to, and on the terms and conditions set forth in, the Agreement and Plan of Merger, dated as of June 11, 2022, as it may be amended from time to time, by and among Prologis, Duke Realty and the other parties thereto (the "Prologis common stock issuance proposal"). The Board of Directors recommends you vote FOR the following proposals: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION SCAN TO VIEW MATERIALS & VOTE w YOUR VOTE IS IMPORTANT! VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your Proxy Voting Instruction Form in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/PLD2022SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your Proxy Voting Instruction Form in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign, and date your Proxy Voting Instruction Form and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Do not return your Proxy Voting Instruction Form if you are authorizing your proxy by telephone or Internet.

D88903-TBD Important Notice Regarding the Availability of Proxy Materials for the Prologis Special Meeting: The Joint Proxy Statement/Prospectus is available at www.proxyvote.com. PROLOGIS, INC. Special Meeting of Stockholders September 28, 2022 9:00 a.m. Pacific Time This proxy is solicited by the Board of Directors The undersigned hereby appoints each of Hamid R. Moghadam, Timothy D. Arndt, and Edward S. Nekritz as proxies for the undersigned with full power of substitution in each of them, to represent the undersigned at the Special Meeting of Stockholders to be held on September 28, 2022, and at any and all adjournments or postponements thereof with all powers possessed by the undersigned if personally present at the meeting, and to cast at such meeting all votes that the undersigned is entitled to cast at such meeting in accordance with the instructions indicated on the reverse side of this form. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS INDICATED AND THE SHARES ARE HELD DIRECTLY IN YOUR NAME, IT WILL BE VOTED (1) FOR THE PROLOGIS COMMON STOCK ISSUANCE PROPOSAL, (2) FOR THE PROLOGIS ADJOURNMENT PROPOSAL AND (3) IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THESE SHARES ARE HELD IN YOUR 401(K) PLAN ACCOUNT AND YOU DO NOT PROVIDE SPECIFIC VOTING INSTRUCTIONS, THE TRUSTEE WILL NOT VOTE SUCH UNINSTRUCTED SHARES HELD IN THE COMPANY'S 401(K) PLAN. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF PROLOGIS SPECIAL MEETING, THE PROXY STATEMENT, AND THIS PROXY. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. Continued and to be signed on reverse side